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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                              _______________



                                  FORM 8-K



                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



                               November 1, 2000
                ------------------------------------------------
                Date of Report (Date of Earliest Event Reported)



                          Exodus Communications, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



       Delaware                      0-23795                   77-0403076
------------------------      ------------------------     -------------------
(State of Incorporation)      (Commission file number)      (I.R.S. Employer
                                                           Identification No.)



                        2831 Mission College Boulevard
                         Santa Clara, California 95054
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)



                                (408) 346-2200
              ----------------------------------------------------
              (Registrant's telephone number, including area code)
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ITEM 5:  OTHER EVENTS.

     On November 1, 2000, Exodus Communications, Inc. announced that it had entered into agreements with a syndicate of leading financial institutions providing for up to $600 million in senior secured credit. Under the facilities, Exodus will be permitted to borrow up to $225 million over the next five years on a revolving basis and up to $375 million in two tranches under senior secured term loans due in five years and seven years, respectively. The availability of the facilities will be subject to satisfaction of various conditions.

     A copy of the press release is filed as Exhibit 99.01 and incorporated herein by reference.


ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

    The following exhibits are filed herewith:

    99.01  Press release dated November 1, 2000.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Date: November 1, 2000

                              EXODUS COMMUNICATIONS, INC.


                              By: /s/ Adam W. Wegner
                                 ---------------------------------------------
                                  Adam W. Wegner, Senior Vice President, Legal
                                  and Corporate Affairs, General Counsel and
                                  Secretary
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                                 EXHIBIT INDEX
                                 -------------


  99.01  Press release dated November 1, 2000.